INCOME TAXES	12 Months Ended
Dec. 31, 2016
INCOME TAXES
INCOME TAXES

10. INCOME TAXES

No provision or benefit for federal or state income taxes has been recorded as the Company has incurred a net loss for all of the periods presented and the Company has provided a full valuation allowance against its deferred tax assets.

At December 31, 2016, the Company had U.S. federal and Massachusetts net operating loss carryforwards of $95,872 and $88,041, respectively, of which federal carryforwards will expire in varying amounts beginning in 2026. Massachusetts net operating losses begin to expire in 2029. Utilization of net operating losses may be subject to substantial annual limitations due to the “change in ownership” provisions of the Internal Revenue Code, and similar state provisions. The annual limitations may result in the expiration of net operating losses before utilization. The Company has completed several financings since its inception, which may have resulted in a change in ownership, or could result in a change in ownership in the future, but has not yet completed an analysis of whether an ownership change limitation exists. The Company will complete an appropriate analysis before its tax attributes are utilized. The Company also had federal and state research and development tax credits of $944 and $183, respectively, at December 31, 2016, which will begin to expire in 2025 unless previously utilized.

Significant components of the Company’s net deferred tax assets are as follows:

	December 31,
	2016	2015
Net operating loss carryforward	$37,245	$30,014
Research and development credit carryforward	1,065	942
Stock-based compensation	5,235	3,307
Depreciation and amortization	31	(48)
Accrued expenses	264	186
Charitable contributions	63	96
Subtotal	43,903	34,497
Valuation allowance	(43,903)	(34,497)
Net deferred taxes	$—	$—

The Company has maintained a full valuation allowance against its deferred tax assets in all periods presented. A valuation allowance is required to be recorded when it is more likely than not that some portion or all of the net deferred tax assets will not be realized. Since the Company cannot be assured of generating taxable income and thereby realizing the net deferred tax assets, a full valuation allowance has been provided. In the years ended December 31, 2016 and 2015, the valuation allowance increased by $9,406 and $8,727, respectively.

The Company has no uncertain tax positions at December 31, 2016 and 2015 that would affect its effective tax rate. The Company does not anticipate a significant change in the amount of uncertain tax positions over the next twelve months. Since the Company is in a loss carryforward position, the Company is generally subject to U.S. federal and state income tax examinations by tax authorities for all years for which a loss carryforward is available.

Income tax benefits computed using the federal statutory income tax rate differ from the same benefits computed using the Company’s effective tax rate primarily due to the following:

	December 31,
	2016	2015	2014
Statutory rate	(34.0)%	(34.0)%	(34.0)%
State taxes, net of benefit	(5.4)%	(3.5)%	(4.8)%
Permanent differences:
Derivative losses	(0.9)%	11.0%	0.7%
Other	0.2%	0.3%	2.6%
R&D tax credit	(0.5)%	(0.4)%	(1.0)%
Other	0.5%	0.4%	2.2%
Increase in valuation reserve	40.1%	26.2%	34.3%
Effective tax rate	0.0%	0.0%	0.0%